UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2011

L-1 IDENTITY SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)
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DELAWARE (State or Other Jurisdiction of Incorporation)	001-33002 (Commission File Number)	02-0807887 (I.R.S. Employer Identification No.)
177 BROAD STREET STAMFORD, CT (Address of Principal Executive Offices)		06901 (Zip Code)
Registrant’s telephone number including area code: (203) 504-1100
Not Applicable (Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On July 25, 2011 (the "Closing Date"), the acquisition of L-1 Identity Solutions, Inc., a Delaware corporation (the “Company”), by Safran SA, a French société anonyme (“Safran”), was consummated pursuant to a merger (the “Merger”) between the Company and Laser Acquisition Sub Inc., a Delaware corporation and wholly owned subsidiary of Safran (“Merger Sub”).  Pursuant to the Merger, Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Safran. The Merger was effected pursuant to the Agreement and Plan of Merger, dated as of September 19, 2010, among the Company, Safran and Merger Sub (the “Merger Agreement”).  The following matters are being reported in connection with the consummation of the Merger:

Item 1.01 Entry into a Material Definitive Agreement.

The Company and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee (the “Trustee”), are parties to an Indenture, dated as of May 17, 2007 (the “Indenture”), relating to the Company’s $175,000,000 aggregate principal amount of 3.75% Convertible Senior Notes due 2027 (the “Senior Notes”). On the Closing Date, the Company and the Trustee entered into a supplemental indenture (the “First Supplemental Indenture”) to amend the Indenture to adjust the Company’s conversion obligation with respect to the Senior Notes in light of the consummation of the Merger.  As adjusted, the Senior Notes are convertible into the amount of cash consideration that the holder would have received pursuant to the Merger if the Senior Notes had been converted immediately prior to the Merger (a conversation rate of $375 per $1,000 principal amount of Senior Notes). Any adjustments, if applicable, provided for in the Indenture shall apply as nearly equivalent as may be practical as those that applied immediately prior to the Merger.

A copy of the Supplemental Indenture is attached hereto as Exhibit 10.1, and is incorporated herein by reference.  The foregoing description of the Supplemental Indenture is qualified in its entirety by reference to Exhibit 10.1.

Item 1.02 Termination of a Material Definitive Agreement.

As of July 25, 2011, in connection with the Merger described above, the Company elected to early terminate the Second Amended and Restated Credit Agreement, dated as of August 5, 2008 (the “Credit Agreement”), among L-1 Identity Solutions Operating Company, the Company, Bank of America, N.A., Wachovia Bank, National Association, Banc of America Securities LLC and Wachovia Capital Markets LLC and the other lenders and agents party thereto, in accordance with its terms and voluntarily prepay all amounts outstanding thereunder. The Credit Agreement would have expired August 5, 2013.

The Company previously reported in its Current Report on Form 8-K filed with the SEC on August 8, 2008 (the “August 2008 8-K”), that the Company entered into the Credit Agreement, which had provided for a senior secured term loan facility in an aggregate principal amount of up to $300,000,000 and a senior secured revolving credit facility in an aggregate principal amount of up to $135,000,000.

The information included in Item 1.01 of the August 2008 8-K under the heading “Second Amended and Restated Credit Agreement” is incorporated into this Item 1.02 hereto by reference. The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, which was filed as Exhibit 10.1 to the August 2008 8-K, and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, on the Closing Date, the Company notified the New York Stock Exchange (the “NYSE”) that each outstanding share of the Company’s common stock, par value $0.001 per share ("Company Common Stock"), was converted (except as described in Item 3.03 hereof) into the right to receive $12.00 in cash, without interest and less any applicable withholding taxes.  Trading of the Company Common Stock on the NYSE was suspended as of the open of trading on July 26, 2011.  The Company has also requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing on Form 25 with respect to the delisting of the shares of Company Common Stock from the NYSE.  In addition, the Company intends to file with the SEC a certification and notice of termination on Form 15 requesting that the Company Common Stock be deregistered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03 Material Modification to Rights of Security Holders.

As previously announced, the Company’s stockholders adopted the Merger Agreement and approved the Merger at a special meeting of the Company’s stockholders held on February 3, 2011. The Merger was consummated in accordance with the terms of the Merger Agreement on the Closing Date.

Under the terms of the Merger Agreement, each outstanding share of Company Common Stock, other than those held by the Company as treasury stock, held by any subsidiary of the Company, Safran or Merger Sub, and other than those shares with respect to which dissenters rights were properly exercised, was cancelled and converted into the right to receive $12.00 in cash, without interest and less any applicable withholding taxes (for a transaction enterprise value of approximately $1.6 billion, inclusive of outstanding debt).  Safran has financed the Merger and related transactions with existing cash on hand.  After the effective time of the Merger, holders of Company Common Stock immediately prior to the effective time of the Merger ceased to have any rights as stockholders in the Company (other than their right to receive the merger consideration).

In connection with the Merger (i) each option to purchase Company Common Stock became fully vested and, as of the effective time of the Merger, each such option that was outstanding was cancelled in exchange for the right to receive the difference, if any, between the $12.00 per share merger consideration and the exercise price per share of such option, without interest and less applicable taxes required to be withheld, and (ii) each restricted stock award became fully vested and, as of the effective time of the Merger, was converted into the right to receive the $12.00 per share merger consideration, without interest and less applicable taxes required to be withheld.

A copy of the Merger Agreement is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 21, 2010 (the “September 2010 8-K”), and is incorporated herein by reference.  The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to Exhibit 2.1 to the September 2010 8-K.

Item 5.01 Changes in Control of Registrant.

As a result of the Merger, a change of control of the Company occurred and the Company became a wholly owned subsidiary of Safran. The disclosure under Item 3.03 above is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, upon consummation of the Merger, (i) the directors of Merger Sub immediately prior to the effective time of the Merger became the directors of the Company and (ii) the officers of Merger Sub immediately prior to the effective time of the Merger became the officers of the Company.  Accordingly, from and after the effective time, by virtue of the Merger, each of the directors and officers of the Company immediately prior to the effective time of the Merger ceased to be directors and officers of the Company.

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the certificate of incorporation and bylaws of the Company were amended and restated in their entirety to be in the form attached as Exhibit B and Exhibit C to the Merger Agreement, respectively. The Merger Agreement (including Exhibits B and C thereto) was attached as Exhibit 2.1 to the September 2010 8-K, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1
Agreement and Plan of Merger, dated as of September 19, 2010, by and among L-1 Identity Solutions, Inc., Safran SA and Laser Acquisition Sub Inc. (incorporated by reference to Exhibit 2.1 to L-1 Identity Solutions, Inc.’s Current Report on Form 8-K filed on September 21, 2010)

3.1
Amended and Restated Certificate of Incorporation of L-1 Identity Solutions, Inc. (incorporated by reference to Exhibit B to Exhibit 2.1 to L-1 Identity Solutions, Inc.’s Current Report on Form 8-K filed on September 21, 2010)

3.2
Amended and Restated Bylaws of L-1 Identity Solutions, Inc. (incorporated by reference to Exhibit C to Exhibit 2.1 to L-1 Identity Solutions, Inc.’s Current Report on Form 8-K filed on September 21, 2010)

10.1	Supplemental Indenture, dated as of July 25, 2011, by and between L-1 Identity Solutions, Inc. and The Bank of New York Mellon
10.2
Second Amended and Restated Credit Agreement, dated as of August 5, 2008, among L-1 Identity Solutions Operating Company, L-1 Identity Solutions, Inc., Bank of America, N.A., Wachovia Bank, National Association, Banc of America Securities LLC and Wachovia Capital Markets LLC (incorporated by reference to Exhibit 10.1 to L-1 Identity Solutions, Inc.’s Current Report on Form 8-K filed on August 8, 2008)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2011

L-1 IDENTITY SOLUTIONS, INC.

By:	/s/ Celeste Thomasson
	Name:	Celeste Thomasson
	Title:	Vice President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1
Agreement and Plan of Merger, dated as of September 19, 2010, by and among L-1 Identity Solutions, Inc., Safran SA and Laser Acquisition Sub Inc. (incorporated by reference to Exhibit 2.1 to L-1 Identity Solutions, Inc.’s Current Report on Form 8-K filed on September 21, 2010)

3.1
Amended and Restated Certificate of Incorporation of L-1 Identity Solutions, Inc. (incorporated by reference to Exhibit B to Exhibit 2.1 to L-1 Identity Solutions, Inc.’s Current Report on Form 8-K filed on September 21, 2010)

3.2
Amended and Restated Bylaws of L-1 Identity Solutions, Inc. (incorporated by reference to Exhibit C to Exhibit 2.1 to L-1 Identity Solutions, Inc.’s Current Report on Form 8-K filed on September 21, 2010)

10.1	Supplemental Indenture, dated as of July 25, 2011, by and between L-1 Identity Solutions, Inc. and The Bank of New York Mellon
10.2
Second Amended and Restated Credit Agreement, dated as of August 5, 2008, among L-1 Identity Solutions Operating Company, L-1 Identity Solutions, Inc., Bank of America, N.A., Wachovia Bank, National Association, Banc of America Securities LLC and Wachovia Capital Markets LLC (incorporated by reference to Exhibit 10.1 to L-1 Identity Solutions, Inc.’s Current Report on Form 8-K filed on August 8, 2008)